Acquisition	12 Months Ended
Dec. 31, 2021
Business Combination and Asset Acquisition [Abstract]
Acquisition	ACQUISITION
On June 1, 2021, The Progressive Corporation, through an indirect subsidiary, acquired all of the outstanding Class A and Class B common shares of the Protective Insurance Corporation for $23.30 per common share in cash, or approximately $338 million in aggregate. Through its subsidiaries, Protective Insurance provides liability and workers’ compensation coverage for trucking and public transportation fleets, along with trucking industry independent contractors. As a result of the Protective Insurance acquisition, we will be able to expand our capabilities with the expertise Protective Insurance offers in larger fleet and affinity programs, by providing additional product lines for us to add to our portfolio. Protective Insurance and its subsidiaries represented 1% of companywide net premiums written from the date of acquisition and are reported as part of our Commercial Lines segment.
All assets and liabilities were recorded at fair value at the date of acquisition. If new information is obtained within 12 months from the date of acquisition about facts and circumstances that existed at the acquisition date, we will adjust the amounts previously recorded. We recorded a $3.6 million intangible asset related to the Protective Insurance trade name, which is being amortized over 2 years; no other intangible assets were identified. For income tax purposes, the historical tax bases of the acquired assets and assumed liabilities were carried over and were not recorded at fair value; therefore, no tax-basis goodwill was created.

At the date of acquisition, Protective Insurance had total assets of $1.7 billion, including investment securities of $1.1 billion; cash, cash equivalents, and restricted cash and cash equivalents of $24.3 million; reinsurance recoverables of $452.4 million, and total liabilities of $1.4 billion, primarily consisting of unearned premiums of $66.9 million and loss and loss adjustment expense reserves of $1.1 billion. In addition, Protective Insurance had outstanding borrowings of $20.0 million under a revolving credit facility agreement that was repaid subsequent to acquisition. All of Protective Insurance’s contingencies were recognized as of the acquisition date.
Acquisition-related costs recognized in 2021 were not material to our results of operations. The pro forma financial information assuming the acquisition had occurred as of the beginning of the calendar year prior to the year of acquisition, as well as the revenues and earnings generated during the year of acquisition, were not material for disclosure purposes. The results of operations and financial condition of Protective Insurance have been included in our consolidated statements of comprehensive income and consolidated balance sheets from the acquisition date. For the year ended December 31, 2021, our consolidated results included total revenue of $338.3 million and net income of $29.8 million from Protective Insurance.